Acquisition	6 Months Ended
Jun. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisition
Note 3 — Acquisition
On the
Sable-EM
Closing Date, in connection with the consummation of the transactions contemplated by the
Sable-EM
Purchase Agreement, the Company entered into a $625.0 million five year Senior Secured Term Loan with Exxon (the “Term Loan”) and paid additional consideration of $204.2 million in cash to Exxon (which excludes an $18.8 million cash deposit on the Term Loan paid to Exxon on the Closing Date). Refer to
Note 6 — Debt
for additional details regarding the Term Loan.
The following table presents the preliminary adjusted purchase consideration (in thousands):

Consideration:
Purchase consideration as per Sable-EM Purchase Agreement	$625,000
Plus:
Paid-in-kind interest from effective date to closing*	140,018
Materials and supplies*	16,637
Cash consideration paid	204,154

Preliminary adjusted purchase consideration	$985,809

*	Included in the initial principal associated with the Term Loan.
The acquisition of the SYU Asset’s is accounted for under the scope of FASB’s ASC Topic 805, Business Combinations (“ASC 805”). Pursuant to ASC 805, Sable was determined to be the accounting acquirer. The Company is still finalizing the allocation of the purchase price to the individual assets acquired and liabilities assumed. The allocation of the purchase price included in the current period balance sheet is based on the best estimate of management and is preliminary and subject to change. To assist management in the allocation, the Company engaged valuation specialists. The Company will finalize the amounts recognized as the information necessary to complete the analysis is obtained. The Company expects to finalize these amounts as soon as possible but no later than one year from the acquisition date.

The following table represents the allocation of the total purchase price for the acquisition of the identifiable assets acquired and the liabilities assumed at the acquisition date (in thousands):

Total consideration	$985,809
Fair value of assets acquired:
Oil and gas properties	$1,060,583
Materials and supplies	16,637
Other assets	4,621

Amount attributable to assets acquired	$1,081,841

Fair value of liabilities assumed:
Asset retirement obligations	$90,073
Other current liabilities	827
Deferred tax liability	1,209
Other long term liabilities	3,923

Amounts attributable to liabilities assumed	96,032

Net assets acquired and liabilities assumed	$985,809

The Company assumed contractual agreements for warehousing space and for surface use rights. For leases with a primary term of more than 12 months, a right-of-use
(“ROU”) asset and the corresponding ROU lease liability is recorded. The Company recorded an initial asset and liability of $4.6 million associated with the assumed leases. The Company determines at inception if an arrangement is an operating or financing lease.
The Company also paid transaction costs in connection with the acquisition and the related Business Combination totaling $49.1 million, of which $24.7 million was recognized in Selling, general, and administrative expenses in the condensed consolidated statement of operations as of the Closing Date, $22.9 million was recognized as a charge to Additional paid-in-capital,
and $1.5 million was capitalized as debt issuance costs on the condensed consolidated balance sheet as of February 14, 2024.